SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 15, 2004

                          PACIFIC PREMIER BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     0-22193
                                     --------
                              (Commission File No.)

           DELAWARE                                       33-0743196
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(State or Other Jurisdiction of Incorporation) (IRS Employer Identification No.)


             1600 Sunflower Ave, Second Floor, Costa Mesa, CA 92626
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (714) 431-4000
                                  --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release dated July 15, 2004 with respect to the Registrant's financial results for the second quarter ended June 30, 2004.


ITEM 9.  REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure".

On July 15, 2004, Pacific Premier Bancorp, Inc. (PPBI) issued a press release setting forth PPBI's second quarter 2004 earnings. A copy of PPBI's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            PACIFIC PREMIER BANCORP, INC.



Dated:  July 15, 2004        By:      /s/ STEVEN R. GARDNER
                                      -------------------------------------
                                      Steven R. Gardner
                                      President and Chief Executive Officer